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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 12, 2003

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

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
           Delaware                       0-19277                13-3317783
----------------------------           -----------              -------------
(State or other jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)
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
      The Hartford Financial Services Group, Inc.
      Hartford Plaza
      Hartford, Connecticut                                      06115-1900
      --------------------------------------------              ------------
      (Address of principal executive offices)                   (Zip Code)
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Registrant's telephone number, including area code: (860) 547-5000
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Item 7. Financial Statements and Exhibits.

      (a)   Financial statements of business acquired. Not applicable.

      (b)   Pro forma financial information. Not applicable.

      (c) Exhibits. The exhibits listed below are being furnished with this Form 8-K:

            Exhibit 99.1 Press Release dated as of May 12, 2003 entitled, "The Hartford Announces Asbestos Results and Capital Plan"

            Exhibit 99.2 Press Release dated as of May 12, 2003 entitled, "The Hartford Pre-Announces First Quarter Results"


Item 9. Regulation FD Disclosure.

In accordance with the procedural guidance set forth in SEC Release No. 33-8216, the following information and the attached exhibits are being furnished under "Item 9. Regulation FD Disclosure" in satisfaction of the requirements of "Item
12. Results of Operations and Financial Condition" as well as "Item 9. Regulation FD Disclosure."

On May 12, 2003, The Hartford Financial Services Group, Inc. issued a press release announcing the results of its comprehensive asbestos study and its capital and cost plan. A copy of the press release is furnished herewith as
Exhibit 99.1 and is incorporated herein by reference.

On May 12, 2003, The Hartford Financial Services Group, Inc. issued a press release pre-announcing its first quarter results. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

As provided in General Instructions B.2 and B.6 of Form 8-K, the information and exhibits contained in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.

Date: May 12, 2003                By:  /s/ NEAL S. WOLIN
                                       ----------------------------------------
                                       Name:  Neal S. Wolin
                                       Title: Executive Vice President and
                                              General Counsel
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